Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of McRae Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. Gary McRae, President and CEO of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ D. Gary McRae

D. Gary McRae
President and CEO

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